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Transamerica QS Investors Active Asset Allocation – Conservative VP
(formerly, Transamerica Aegon Active Asset Allocation – Conservative VP)
Summary Prospectus May 1, 2016

Class	Initial & Service (No Ticker)
This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus and other information about the portfolio, including the portfolio's statement of additional information and most recent reports to shareholders, online at www.transamericaseriestrust.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus, dated May 1, 2016, and statement of additional information, dated May 1, 2016, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the portfolio's annual report to shareholders, dated December 31, 2015, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks current income and preservation of capital.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees[1]	0.55%	0.55%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses[1]	0.04%	0.04%
Acquired fund fees and expenses	0.15%	0.15%
Total annual fund operating expenses[2]	0.74%	0.99%
1	Management fees have been restated to reflect the combination of investment advisory and administrative services fees under one agreement providing for a single management fee. As a result, “Other expenses” do not include administrative services fees. Prior to March 1, 2016, the portfolio paid investment advisory fees of 0.52% and administrative services fees of 0.03%.
2	Total annual fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds’ fees and expenses.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$ 76	$269	$478	$1,082
Service Class	$101	$315	$547	$1,213
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 240% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying exchange traded funds (“ETFs”).
Under normal circumstances, the sub-adviser expects to allocate substantially all of the portfolio’s assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities, domestic bonds, international bonds and foreign currency. The portfolio’s current target allocation for long-term investments is approximately 35% of its net assets in ETFs that invest primarily in global equities (“equity ETFs”) and approximately 65% of its net assets in ETFs that invest primarily in U.S. fixed income securities (“fixed income ETFs”). In response to current market conditions, the portfolio’s sub-adviser may tactically increase exposure to equity ETFs to approximately 50% of net assets or may decrease exposure to equity ETFs to approximately 20% of net assets, and may increase exposure to fixed income ETFs to approximately 80% of net assets or may decrease exposure to fixed income ETFs to approximately 50% of net assets. This means at any time the portfolio’s asset mix may be significantly different than the target allocation.
The sub-adviser will implement a “Dynamic Risk Management” strategy which seeks to reduce the portfolio’s market risk exposure and volatility under certain market conditions. Through the strategy, the portfolio gives up some of the potential for high total return that could be achieved if the portfolio were to follow its target allocation under positive market conditions. In exchange, the strategy is intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The portfolio’s NAV will fluctuate, and the fluctuations may be sizeable.
As frequently as daily, in response to certain levels of negative equity performance, the Dynamic Risk Management strategy may vary the portfolio’s allocation substantially from the target allocation and may increase the portfolio’s exposure to short-term defensive instruments (including Treasury bills, money market funds and cash) based on a formula that takes into account the current value of the equity portion of the portfolio, the equity portion’s underlying volatility and the implied volatility in the market. At other times the Dynamic Risk Management strategy may decrease the portfolio’s exposure to short-term defensive instruments and increase its exposure to equity ETFs in response to certain levels of positive equity performance. The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management.
The portfolio utilizes a systematic asset allocation strategy, which makes short-term adjustments to the portfolio’s asset mix utilizing the sub-adviser’s research on dynamic allocation strategies, in an effort to better trade-off risk and return as market conditions change. Further, the sub-adviser believes that a greater focus on short-term dynamics can improve the distribution of returns through lower volatility and reduction of the risk posed by sudden shifts in market sentiment that can have a substantial impact on the return of a portfolio. The portfolio’s asset allocation exposures are expected to be implemented and adjusted through transactions in ETFs. The sub-adviser decides how much of the portfolio’s assets to allocate each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity markets.
In implementing the Dynamic Risk Management strategy, the portfolio may have significant exposure to short-term defensive instruments. If the portfolio has a significant amount of exposure to short-term defensive investments, it may be more difficult for the portfolio to achieve its objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The portfolio may have exposure to derivatives instruments, such as options, futures or forward contracts and swaps through its ETF investments.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in the institutional mutual fund share class of the equivalent ETFs. The portfolio may be a significant shareholder in certain underlying ETFs. The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. You may lose money if you invest in this portfolio.
Active Trading – The portfolio is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution.
Asset Allocation – The sub-adviser allocates the portfolio's assets among various asset classes and underlying portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses, and may cause the portfolio to underperform.
Asset Class Variation – The underlying portfolios invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, an underlying portfolio may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying portfolios at any given time, and the percentage of the portfolio's assets invested in various underlying portfolios, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. Below investment grade, high-yield debt securities (commonly known as “junk” bonds) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in the prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule takes effect, it could limit the ability of the portfolio to invest in derivatives.
Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the portfolio holds in equity and fixed income ETFs and, as a result, may be more concentrated in short-term defensive instruments. The portfolio may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the portfolio’s performance. If the portfolio increases its exposure to short-term defensive instruments at inopportune times or for extended periods of time, the portfolio may experience lower performance and greater losses. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. There is no guarantee that the Dynamic Risk Management strategy will work as intended and shareholders should evaluate their ability to invest for the long term, especially during periods of downturn in the market.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio’s share price to be more volatile.
Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
High-Yield Debt Securities – High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.
Interest Rate – Interest rates in the U.S. have been at historically low levels, so the portfolio faces a heightened risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. Certain changes have already been proposed and additional changes are expected. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments that have a leveraging effect on the portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. These illiquid investments can be difficult to value. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Managed Risk Strategy– The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance, may limit the portfolio’s ability to participate in rising markets and may increase transaction costs at the portfolio and/or Underlying Portfolio level. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The portfolio may also suffer losses if there are imperfections, errors or limitations in the tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, or if the sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets, including keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio's investments may be negatively affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Prepayment or Call – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Tactical and Strategic Asset Allocation – Tactical asset allocation strategy involves making short-term adjustments to the portfolio's asset mix, utilizing the sub-adviser’s research on various risk and return considerations, in an effort to optimize returns relative to risks as market and economic conditions change. Strategic asset allocation strategy is similar, but with a somewhat longer-term outlook. These strategies tend to produce higher turnover than those that adhere to a longer term outlook, which may result in higher transaction costs. These strategies may not work as intended. The portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.
Underlying Exchange Traded Funds – Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any limitation of the portfolio’s expenses, total returns would be lower. Prior to July 1, 2015 the portfolio was named Transamerica Aegon Active Asset Allocation - Conservative VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the prior sub-adviser and strategies.
Index returns are since inception of the oldest share class.

As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Initial Class
	Quarter Ended	Return
Best Quarter:	03/31/2012	3.33%
Worst Quarter:	09/30/2015	-2.53%
The Composite Benchmark consists of the following: Barclays U.S. Aggregate Bond Index, 65%, Russell 3000®Index, 25%, and FTSE All-World Index ex-U.S., 10%.

Average Annual Total Returns (periods ended December 31, 2015)
	1 Year	Since Inception	Inception Date
Initial Class	-2.13%	3.20%	05/01/2011
Service Class	-2.36%	2.94%	05/01/2011
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.11%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	0.48%	10.90%
Composite Benchmark (reflects no deduction for fees, expenses or taxes)	0.25%	4.93%
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Y. Wayne Lin	Portfolio Manager	since 2015
Thomas Picciochi	Portfolio Manager	since 2015
Ellen Tesler	Portfolio Manager	since 2015
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2017. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the portfolio and/or its affiliates may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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